UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2006
COLLEGIATE PACIFIC INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-17293 (Commission File Number)	22-2795073 (IRS Employer Identification No.)

13950 Senlac Drive, Suite 100, Dallas, Texas	75234
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (972) 243-8100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On August 9, 2006, Collegiate Pacific Inc. (the “Company”) issued a press release announcing its results of operations for the fiscal year and fourth quarter ended June 30, 2006 and other matters. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02, including the second, third and fourth paragraphs of Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01 Regulation FD Disclosure.
     The information set forth under Item 2.02 of this report is incorporated herein by reference solely for purposes of this Item 7.01.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including the second, third and fourth paragraphs of Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
     In the Company’s press release issued on August 9, 2006, the Company further announced that it had submitted an offer to the Special Committee of Sport Supply Group, Inc. to purchase the remaining shares of Sport Supply Group that it does not currently own for a value of $8.80 per Sport Supply Group share of common stock. For additional information, reference is made to the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
99.1*	Press Release dated August 9, 2006

*	The second, third and fourth paragraphs of this exhibit are furnished pursuant to Items 2.02 and 7.01.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLEGIATE PACIFIC INC.
August 9, 2006	By:	/s/ William R. Estill
William R. Estill
Chief Financial Officer

COLLEGIATE PACIFIC INC.
EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1*	Press Release dated August 9, 2006

*	The second, third and fourth paragraphs of this exhibit are furnished pursuant to Items 2.02 and 7.01.